Exhibit 99.2

Fourth Quarter 2015

Supplemental Information

TABLE OF CONTENTS

Company Information	3
Forward-Looking Statements	5
Earnings Release Text	6
Financial Highlights	10
Balance Sheets
Consolidated by quarter	11
Consolidating, by segment	12
Statements of Operations, FFO & CORE FFO
Consolidated	13
Consolidated – Trailing 5 Quarters	15
Consolidating, by segment	17
Fee and Other Income	19
EBITDA and Coverage Ratios	20
Portfolio Data:
Lending	22
Real Estate Summary	24
Real Estate Properties, Changes in the portfolio	26
Real Estate Properties at December 31, 2015	27
Debt Overview	29
Definitions	31

RAIT Financial Trust

December 31, 2015

Company Information:

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.

Corporate Headquarters	2929 Arch Street 17th Floor, Cira Centre Philadelphia, Pa 19104 215.243.9000
Trading Symbol	NYSE: “RAS”
Investor Relations Contact	Andres Viroslav 2929 Arch Street 17th Floor, Cira Centre Philadelphia, Pa 19104 215.243.9000

Common and Preferred Stock Information:

	For the Three-Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Common:
Share Price, period end	$2.70	$4.96	$6.11	$6.86	$7.67
Share Price, high	$5.45	$6.24	$7.08	$7.85	$7.94
Share Price, low	$2.25	$4.77	$6.04	$6.62	$6.86
Dividends declared	$0.09	$0.18	$0.18	$0.18	$0.18
Dividend yield, period end	13.3%	14.5%	11.8%	10.5%	9.4%
Common shares outstanding	91,586,767	90,898,034	82,895,723	82,885,444	82,506,606
Weighted Average common shares, basic	90,642,318	87,110,958	82,150,475	82,081,024	81,970,075
Weighted Average common shares, diluted	90,842,752	87,110,958	89,268,462	82,081,024	81,970,075
Preferred:
Series A
Shares outstanding	5,306,084	5,306,084	5,303,591	4,775,569	4,775,569
Share price, period end	$18.15	$18.19	22.34	23.35	23.32
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.484375	$0.484375	$0.484375	$0.484375	$0.484375
Yield	10.7%	10.7%	8.7%	8.3%	8.3%
Series B
Shares outstanding	2,340,969	2,340,969	2,325,626	2,288,465	2,288,465
Share price, period end	$18.98	$19.06	$22.92	$24.50	$24.90
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5234375	$0.5234375	$0.5234375	$0.5234375	$0.5234375
Yield	11.0%	11.0%	9.1%	8.5%	8.4%
Series C
Shares outstanding	1,640,425	1,640,425	1,640,100	1,640,100	1,640,100
Share price, period end	$19.70	$20.14	$24.15	$24.84	$25.06
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5546875	$0.5546875	$0.5546875	$0.5546875	$0.5546875
Yield	11.3%	11.0%	9.2%	8.9%	8.9%
Series D (not publicly traded)
Shares outstanding	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Coupon	8.50%	7.50%	7.50%	7.50%	7.50%

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” "may," “plan”, "will," "should," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether the timing and amount of investments,  repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments;  changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts and generating the returns assumed; the availability of financing and capital, including through the capital and securitization markets; whether RAIT will be able to complete sales of RAIT owned properties, whether identified for sale or under contract, in the amounts and generating the gains assumed; and those disclosed in RAIT’s filings with the Securities and Exchange Commission.  RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Announces Fourth Quarter and Fiscal 2015 Financial Results

PHILADELPHIA, PA — February 25, 2016 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced fourth quarter and fiscal 2015 financial results.  All per share results are reported on a diluted basis.

Highlights

-

Cash Available for Distribution (“CAD”) per share of $0.28 for the quarter ended December 31, 2015 and $1.11 for the year ended December 31, 2015.  CAD per share, without real estate gains, of $0.19 for the quarter ended December 31, 2015 and $0.78 for the year ended December 31, 2015.

-	Earnings per share of $0.02 for the quarter ended December 31, 2015 and $0.08 for the year ended December 31, 2015.

-	Investments in mortgages and loans, at cost, increased 16.5% to $1.62 billion at December 31, 2015 from $1.39 billion at December 31, 2014.

-	RAIT originated $321.8 million of loans during the quarter ended December 31, 2015 and $996.9 million of loans for the year ended December 31, 2015.

-	RAIT paid a fourth quarter dividend of $0.09 per common share on January 29, 2016.

Scott Schaeffer, RAIT’s Chairman and CEO, said, “Our platform generated just under $1 billion of loan originations in 2015 including more than $600 million of bridge loans.  We completed two floating-rate securitizations and sold $425 million of fixed-rate conduit loans during the year.  We continue to execute on our capital recycling strategy through property sales given the volatile state of the capital and securitization markets.”

Commercial Real Estate (“CRE”) Business

-

RAIT originated $321.8 million of loans during the quarter ended December 31, 2015 consisting of $71.9 million of fixed-rate conduit loans and $249.9 million of floating-rate bridge loans.  RAIT originated $996.9 million of loans during the year ended December 31, 2015 consisting of $384.1 million of fixed-rate conduit loans, $607.8 million of floating-rate bridge loans and a $5.0 million mezzanine loan.

-

RAIT sold $85.4 million of conduit loans during the quarter ended December 31, 2015 which generated fee income of $1.1 million. RAIT sold $425.0 million of conduit loans during the year ended December 31, 2015 which generated fee income of $7.2 million.

-

In December, RAIT closed its fifth non-recourse, floating-rate CMBS transaction totaling $347.4 million collateralized by floating rate commercial real estate first lien mortgage loans and pari passu participation interests in such mortgage loans.  The transaction involved the sale by a RAIT subsidiary of investment grade notes totaling approximately $263.6 million with a weighted average cost of LIBOR plus 2.62%.  RAIT affiliates retained certain investment grade notes and all of the below investment grade and un-rated subordinated interests totaling approximately $83.8 million.

-	CRE loan repayments were $121.6 million for the quarter ended December 31, 2015 and $291.2 million during the year ended December 31, 2015

CRE Property Portfolio & Property Sales

-

As of December 31, 2015, RAIT’s investments in real estate were $2.5 billion which includes $1.4 billion of multi-family properties owned by Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT).  IRT is externally advised by RAIT and is a consolidated RAIT entity. IRT is a REIT focused on owning multifamily properties. At December 31, 2015, RAIT owned 15.5% of IRT’s outstanding common stock.

-

During the quarter ended December 31, 2015, RAIT sold three properties, consisting of two apartment communities and an office property, for $52.9 million and generated net proceeds of approximately $8.4 million after costs and full repayment of the underlying debt. IRT sold one apartment community for $33.6 million and generated net proceeds of approximately $14.2 million after costs and full repayment of the underlying debt.  During the year ended December 31, 2015, RAIT sold eight properties, six apartment communities and one office property, and one parcel of land for $141.4 million and generated net proceeds of approximately $27.5 million after costs and full repayment of the underlying debt.

-

During the three-months ended December 31, 2015, RAIT converted two loans secured by ten industrial properties and by one office property, respectively, into ownership of those properties. Those properties had an aggregate carrying value of $73.1 million.

-

RAIT reported a $0.9 million asset impairment for the quarter ended December 31, 2015 on an office property in Denver, Colorado and a parcel of land in Daytona Beach, FL.  Both of these properties are currently under contract to be sold.

-

On September 17, 2015, IRT completed the acquisition of Trade Street Residential, Inc. adding nineteen high-quality properties with 4,989 units to its portfolio.  RAIT expects the acquisition to benefit RAIT through RAIT’s ownership of IRT common stock and increased fees paid to RAIT by IRT.

Asset & Property Management

-	Total assets under management increased 33.3% to $6.0 billion at December 31, 2015 from $4.5 billion at December 31, 2014.

-	RAIT’s property management companies managed 19,639 apartment units and 22.8 million square feet of office and retail space at December 31, 2015.

-	RAIT generated $9.3 million in asset and property management fees and incentive fees through its external management of IRT during the year ended December 31, 2015.

-

RAIT generated $12.8 million of property management and leasing fees primarily through its retail property manager subsidiary and through services provided by its multi-family property manager subsidiary to unaffiliated properties during the year ended December 31, 2015.

Dividends

-

On December 7, 2015, RAIT’s Board of Trustees (the “Board”) declared a fourth quarter 2015 cash dividend on RAIT’s common shares of $0.09 per common share. The dividend was paid on January 29, 2016 to holders of record on January 8, 2016.

-

On November 4, 2015, the Board declared a fourth quarter 2015 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends were paid on December 31, 2015 to holders of record on December 1, 2015.

2016 CAD Guidance

RAIT estimates that its 2016 full year CAD per diluted share will be in a range of $0.85-$0.95 per common share.  2016 full year CAD guidance includes $0.35 per share of gains on property sales.  A reconciliation of RAIT's projected net income (loss) allocable to common shares to its projected CAD, a non-GAAP financial measure, is included below. The assumptions underlying this estimate are also included below.

2016 Annualized Projected CAD(1)
Net income (loss) allocable to common shares	$22,792	-	$31,892
Adjustments:
Gains on property sales	(5,766)	-	(5,766)
Depreciation, amortization expense and other items	60,324	-	60,324
CAD	$77,350	-	$86,450
CAD per share	$0.85	-	$0.95
CAD per share, without real estate gains	$0.50	-	$0.60
(1)

Constitutes forward-looking information.  Actual full 2016 CAD could vary significantly from the projections presented.  CAD may fluctuate based upon a variety of factors, including those described in “Forward Looking Statements” below.  Our estimate is based on the following key operating assumptions during 2016:

-	Gross loan originations of $200 million to $500 million.
-	No CMBS gain on sale profits.
-	RAIT property sale gains of $32 million.
-	Loan repayments totaling $200 million.
-	No capital issuances in 2016.

Selected Financial Information

See Schedule I to this Release for selected financial information for RAIT.

Non-GAAP Financial Measures and Definitions

RAIT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CAD and net operating income (“NOI”).  A reconciliation of RAIT’s reported net income (loss) allocable to common shares to its FFO and CAD is included as Schedule IV to this release. A reconciliation of RAIT’s NOI to its reported net income (loss) is included as Schedule V to this release. See Schedule VI to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Supplemental Information

RAIT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures and other useful information for investors.  The supplemental also contains deconsolidating financial information. The supplemental information is available via the Company's website, www.rait.com, through the "Investor Relations" section.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, February 25, 2016 from the home page of the RAIT Financial Trust website at www.rait.com or by dialing 877.787.4169, access code 38442508.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Thursday, March 3, 2016, by dialing 855.859.2056, access code 38442508.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition,

RAIT is an asset and property manager of real estate-related assets.  For more information, please visit www.rait.com or call Investor Relations at 215.243.9000.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” "may," “plan”, "will," "should," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether the timing and amount of investments,  repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments;  changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts and generating the returns assumed; the availability of financing and capital, including through the capital and securitization markets; whether RAIT will be able to complete sales of RAIT owned properties, whether identified for sale or under contract, in the amounts and generating the gains assumed; and those disclosed in RAIT’s filings with the Securities and Exchange Commission.  RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-243-9000

aviroslav@rait.com

FINANCIAL HIGHLIGHTS

($'s in 000's)	For the Three-Months Ended
	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
OPERATING DATA:
Lending:
Investments in loans	$1,623,583		$1,588,097		$1,506,542		$1,504,456		$1,392,436
Gross loan production	$321,837		$237,674		$218,613		$218,770		$255,335
CMBS gain on sales (included in fee income)	$1,135		$434		$3,681		$1,996		$2,986
CMBS loans sold	$85,430		$116,251		$130,401		$92,897		$170,679
Average CMBS Gain on Sale (points)	1.3		0.4		2.8		2.1		1.7

Real estate portfolio:
Gross real estate investments (a)	$2,517,645		$2,448,331		$1,783,888		$1,833,978		$1,840,451
Property income (a)	$69,464		$55,459		$55,534		$53,274		$46,096
Operating expenses (a)	$31,476		$25,832		$26,416		$25,277		$22,948
Net operating income (a)	$37,988		$29,627		$29,118		$27,997		$23,148
NOI margin (a)	54.7%		53.4%		52.4%		52.6%		50.2%

EARNINGS & DIVIDENDS:
Earnings per Share -- diluted	$0.02		$(0.07)		$0.22		$(0.09)		$(3.11)
FFO per share	$(0.08)		$(0.05)		$0.15		$0.05		$(2.97)
CAD per share	$0.28		$0.27		$0.37		$0.19		$0.26
CAD per share, without real estate gains	$0.19		$0.20		$0.21		$0.18		$0.26
Dividends per share	$0.09		$0.18		$0.18		$0.18		$0.18
CAD payout ratio	31.8%		66.0%		48.8%		96.7%		70.4%

CAPITALIZATION AND COVERAGE RATIOS:
Debt:
Recourse	$494,697		$586,952		$497,430		$579,258		$509,701
Non-recourse	2,864,753		2,613,029		2,164,098		2,107,499		2,105,965
Total debt	3,359,450		3,199,981		2,661,528		2,686,757		2,615,666
Preferred shares (par)	332,187		332,187		331,733		317,603		317,603
Common shares (market capitalization)	247,284		450,854		506,493		568,594		632,826
Noncontrolling interests, at carrying value	340,213		346,063		204,034		208,894		214,297
Total market capitalization	$4,279,134		$4,329,085		$3,703,788		$3,781,848		$3,780,392

Total Liabilities/Total Gross Assets	77.9%		77.2%		77.5%		78.0%		77.3%
Total Liabilities + Preferred/Total Gross Assets	85.0%		84.6%		86.4%		86.5%		85.9%

Interest Coverage	1.94	x	1.81	x	2.12	x	1.93	x	2.20	x
Interest + Preferred Coverage	1.55	x	1.42	x	1.63	x	1.50	x	1.70	x

OTHER KEY BENCHMARKS:
Total Assets Under Management (AUM)	$6,026,341		$5,820,702		$4,764,259		$4,607,413		$4,485,525
Total Gross Assets	$4,645,622		$4,475,217		$3,754,148		$3,741,103		$3,681,955

(a)	Includes Independence Realty Trust.

BALANCE SHEETS

CONSOLIDATED, by quarter

($'s in 000's)	As of
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Investments in loans:
Investment in loans	$1,623,583	$1,588,097	$1,506,542	$1,504,456	$1,392,436
Allowance for loan losses	(17,097)	(14,646)	(12,796)	(10,797)	(9,218)
Investments in loans, net	1,606,486	1,573,451	1,493,746	1,493,659	1,383,218
Investments in real estate:
Investments in real estate at cost	2,517,645	2,448,331	1,783,888	1,833,978	1,840,451
Accumulated depreciation	(198,326)	(188,581)	(178,572)	(175,319)	(168,480)
Investments in real estate, net	2,319,319	2,259,750	1,605,316	1,658,659	1,671,971
Investments in securities, at fair value	—	—	—	—	31,412
Cash and cash equivalents	125,886	92,652	104,772	92,657	121,726
Restricted cash	213,012	159,200	179,878	126,850	124,220
Accrued interest receivable	47,343	56,249	56,844	53,586	51,640
Other assets	71,207	76,222	77,708	84,629	72,023
Deferred costs, net	31,368	29,806	25,117	25,034	27,802
Intangible assets, net	32,675	39,306	32,195	30,710	29,463
Total assets	$4,447,296	$4,286,636	$3,575,576	$3,565,784	$3,513,475

Liabilities and Equity
Indebtedness:
Indebtedness:
Recourse	$494,697	$586,952	$497,430	$579,258	$509,701
Nonrecourse	2,864,753	2,613,029	2,164,098	2,107,499	2,105,965
Indebtedness, total	3,359,450	3,199,981	2,661,528	2,686,757	2,615,666
Accrued interest payable	9,834	13,748	11,042	12,889	10,269
Accounts payable and accrued expenses	39,672	42,219	52,728	48,489	54,962
Derivative liabilities	4,727	8,960	12,154	17,767	20,695
Borrowers escrows, dividends payable and other liabilities	203,477	188,797	172,621	152,757	144,733
Total liabilities	3,617,160	3,453,705	2,910,073	2,918,659	2,846,325
Series D preferred stock	85,395	83,787	82,513	80,871	79,308
Equity
Equity:
Preferred shares:
Shareholders' Equity:
7.75% Series A Preferred shares	53	53	53	48	48
8.375% Series B Preferred shares	23	23	23	23	23
8.875% Series C Preferred shares	17	17	17	17	17
Common shares, $0.01 par value per share	2,748	2,727	2,487	2,484	2,473
Additional paid in capital	2,087,137	2,082,695	2,039,594	2,026,347	2,025,683
Accumulated other comprehensive income (loss)	(4,699)	(8,022)	(11,605)	(15,778)	(20,788)
Retained earnings (deficit)	(1,680,751)	(1,674,412)	(1,651,613)	(1,655,781)	(1,633,911)
Total shareholders' equity	404,528	403,081	378,956	357,360	373,545
Noncontrolling Interests	340,213	346,063	204,034	208,894	214,297
Total equity	744,741	749,144	582,990	566,254	587,842
Total liabilities and equity	$4,447,296	$4,286,636	$3,575,576	$3,565,784	$3,513,475

BALANCE SHEET

CONSOLIDATING – AS OF DECEMBER 31, 2015

($'s in 000's)	As of December 31, 2015
	RAIT	IRT	Corporate / Eliminations	Consolidated
Assets
Investments in loans:
Investment in loans	$1,661,658	$-	$(38,075)	$1,623,583
Allowance for loan losses	(17,097)	-	-	(17,097)
Investments in loans, net	1,644,561	-	(38,075)	1,606,486
Investments in real estate:
Investments in real estate at cost	1,145,630	1,372,015	-	2,517,645
Accumulated depreciation	(158,688)	(39,638)	-	(198,326)
Investments in real estate, net	986,942	1,332,377	-	2,319,319
Investment in IRT	53,947	-	(53,947)	-
Cash and cash equivalents	87,585	38,301	-	125,886
Restricted cash	207,599	5,413	-	213,012
Accrued interest receivable	47,343	-	-	47,343
Other assets	68,281	3,362	(436)	71,207
Deferred costs, net	22,142	9,226	-	31,368
Intangible assets, net	28,940	3,735	-	32,675
Total assets	$3,147,340	$1,392,414	$(92,458)	$4,447,296

Liabilities and Equity
Indebtedness:
Recourse	$494,697	$391,500	$(391,500)	$494,697
Nonrecourse	1,926,991	584,337	353,425	2,864,753
Indebtedness, total	2,421,688	975,837	(38,075)	3,359,450
Accrued interest payable	8,595	1,239	-	9,834
Accounts payable and accrued expenses	20,368	19,304	-	39,672
Derivative liabilities	4,727	-	-	4,727
Borrowers escrows, dividends payable and other liabilities	197,909	6,004	(436)	203,477
Total liabilities	2,653,287	1,002,384	(38,511)	3,617,160
Series D preferred stock	85,395	-	-	85,395
Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	-	-	53
8.375% Series B Preferred shares	23	-	-	23
8.875% Series C Preferred shares	17	-	-	17
Common shares, $0.01 par value per share	2,748	471	(471)	2,748
Additional paid in capital	2,087,137	378,187	(378,187)	2,087,137
Accumulated other comprehensive income (loss)	(4,691)	(8)	-	(4,699)
Retained earnings (deficit)	(1,680,751)	(14,500)	14,500	(1,680,751)
Total shareholders' equity	404,536	364,150	(364,158)	404,528
Noncontrolling Interests	4,122	25,880	310,211	340,213
Total equity	408,658	390,030	(53,947)	744,741
Total liabilities and equity	$3,147,340	$1,392,414	$(92,458)	$4,447,296

STATEMENTS OF OPERATIONS, FFO & CAD

CONSOLIDATED – THREE MONTHS AND YEAR ENDED DECEMBER 31, 2015

($'s in 000's, except per share amounts)	Three-Months Ended December 31		Year Ended December 31
	2015	2014	2015	2014
Revenue:
Net interest margin
Investment interest income	$26,609	$30,537	$98,432	$133,419
Investment interest expense	(6,733)	(7,968)	(29,250)	(30,310)
Net interest margin	19,876	22,569	69,182	103,109
Property income	69,464	46,096	233,731	162,281
Fee and other income	5,004	5,167	21,069	24,280
Total revenue	94,344	73,832	323,982	289,670

Expenses:
Interest expense	25,408	16,635	84,338	55,391
Real estate operating expenses	31,476	22,948	109,001	81,584
Compensation expenses	8,416	5,050	28,229	28,168
General and administrative expenses	5,825	4,414	20,779	17,653
Acquisition and integration expenses	1,684	950	16,527	2,358
Provision for loan losses	2,450	2,000	8,300	5,500
Depreciation and amortization expense	22,583	18,065	73,868	56,784
Total expenses	97,842	70,062	341,042	247,438
Operating Income	(3,498)	3,770	(17,060)	42,232
Other income (expense)	7	51	(1,009)	(21,398)
Gains (loss) on assets	19,094	(20)	43,805	(5,370)
Asset impairment	(929)	—	(8,179)	—
TSRE financing extinguishment and employee separation expenses	—	—	(27,508)	—
Gains (losses) on IRT merger with TSRE	592	—	64,604	—
Gains (loss) on deconsolidation of VIEs	—	(215,804)	—	(215,804)
Gain (loss) on sale of collateral management contracts	—	4,549	—	4,549
Gain (loss) on debt extinguishment	—	—	—	2,421
Change in fair value of financial instruments	(1,828)	(39,319)	11,638	(98,752)
Income (loss) before taxes	13,438	(246,773)	66,291	(292,122)
Income tax benefit (provision)	(1,478)	(307)	(2,798)	2,147
Net income (loss)	11,960	(247,080)	63,493	(289,975)
Income allocated to preferred shares	(8,447)	(8,365)	(32,830)	(28,993)
(Income) loss allocated to noncontrolling interests	(1,682)	444	(23,505)	464
Net income (loss) available to common shares	$1,831	$(255,001)	$7,158	$(318,504)
EPS - BASIC	$0.02	$(3.11)	$0.08	$(3.92)
EPS - DILUTED	$0.02	$(3.11)	$0.08	$(3.92)
Weighted-average shares outstanding - Basic	90,642,318	81,970,075	85,524,073	81,328,129
Weighted-average shares outstanding - Diluted	90,842,752	81,970,075	86,457,871	81,328,129

FUNDS FROM OPERATIONS (FFO):
Net Income (loss) available to common shares	$1,831	$(255,001)	$7,158	$(318,504)
Add-Back (Deduct):
Depreciation	10,022	11,370	41,096	38,620
(Gains) Losses on the sale of real estate	(18,803)	—	(43,514)	319
FFO	$(6,950)	$(243,631)	$4,740	$(279,565)
FFO per share--basic	$(0.08)	$(2.97)	$0.06	$(3.44)
Weighted-average shares outstanding	90,642,318	81,970,075	85,524,073	81,328,129

CASH AVAILABLE FOR DISTRIBUTION (CAD):
Net Income (loss) available to common shares	$1,831	$(255,001)	$7,158	$(318,504)
Add-Back (Deduct):
Depreciation and amortization expense	22,583	18,065	73,868	56,784
Change in fair value of financial instruments	1,828	39,319	(11,638)	98,752
(Gains) losses on assets	(7,803)	20	(12,204)	5,370
TSRE financing extinguishment and employee separation expenses	—	—	27,508	—
Gains (losses) on IRT merger with TSRE	(592)	—	(64,604)	—
(Gains) losses on deconsolidation of VIEs	—	215,804	—	215,804
(Gains) losses on debt extinguishment	—	—	—	(2,421)
Taberna VIII and Taberna IX securitizations, net effect	—	(5,868)	—	(26,931)
Straight-line rental adjustments	148	1,440	95	1,111
Equity based compensation	913	630	4,466	4,407
Acquisition and integration expenses	1,684	950	16,527	2,358
Origination fees and other deferred items	10,768	5,554	35,659	19,596
Provision for losses	2,450	2,000	8,300	5,500
Asset impairment	929	—	8,179	—
Noncontrolling interest effect of certain adjustments	(9,055)	(1,951)	1,750	(4,302)
CAD	$25,684	$20,962	$95,064	$57,524
CAD per share	$0.28	$0.26	$1.11	$0.71
CAD per share, without real estate gains	$0.19	$0.26	$0.78	$0.71
Weighted-average shares outstanding	90,642,318	81,970,075	85,524,073	81,328,129

STATEMENT OF OPERATIONS, FFO & CAD

CONSOLIDATED – by quarter

($'s in 000's, except per share amounts)	For the Three-Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenue:
Net interest margin
Investment interest income	$26,609	$24,468	$24,107	$23,248	$30,537
Investment interest expense	(6,733)	(8,021)	(7,582)	(6,914)	(7,968)
Net interest margin	19,876	16,447	16,525	16,334	22,569
Property income	69,464	55,459	55,534	53,274	46,096
Fee and other income	5,004	3,056	7,415	5,594	5,167
Total revenue	94,344	74,962	79,474	75,202	73,832
Expenses:
Interest expense	25,408	19,574	19,673	19,683	16,635
Real estate operating expenses	31,476	25,832	26,416	25,277	22,948
Compensation expenses	8,416	7,137	6,568	6,108	5,050
General and administrative expenses	5,825	4,489	5,065	5,400	4,414
Acquisition and integration expenses	1,684	12,901	985	957	950
Provision for loan losses	2,450	1,850	2,000	2,000	2,000
Depreciation and amortization expense	22,583	15,254	17,007	19,024	18,065
Total expenses	97,842	87,037	77,714	78,449	70,062
Operating Income	(3,498)	(12,075)	1,760	(3,247)	3,770
Other income (expense)	7	(380)	(241)	(395)	51
Gains (loss) on assets	19,094	7,430	17,281	—	(20)
Asset impairment	(929)	(7,250)	—	—	—
TSRE financing extinguishment and employee separation expenses	—	(27,508)	—	—	—
Gains (losses) on IRT merger with TSRE	592	64,012	—	—	—
Gain (loss) on deconsolidation of VIEs	—	—	—	—	(215,804)
Net gain from collateral management sale	—	—	—	—	4,549
Change in fair value of financial instruments	(1,828)	620	8,356	4,490	(39,319)
Income (loss) before taxes	13,438	24,849	27,156	848	(246,773)
Income tax benefit (provision)	(1,478)	(23)	(715)	(582)	(307)
Net income (loss)	11,960	24,826	26,441	266	(247,080)
Income allocated to preferred shares	(8,447)	(8,303)	(8,221)	(7,859)	(8,365)
(Income) loss allocated to noncontrolling interests	(1,682)	(23,055)	736	496	444
Net income (loss) available to common shares	$1,831	$(6,532)	$18,956	$(7,097)	$(255,001)
EPS - BASIC	$0.02	$(0.07)	$0.23	$(0.09)	$(3.11)
EPS - DILUTED	$0.02	$(0.07)	$0.22	$(0.09)	$(3.11)
Weighted-average shares outstanding - Basic	90,642,318	87,110,958	82,150,475	82,081,024	81,970,075
Weighted-average shares outstanding - Diluted	90,842,752	87,110,958	89,268,462	82,081,024	81,970,075

Funds From Operations (FFO):
Net Income (loss) available to common shares	1,831	$(6,532)	$18,956	$(7,097)	$(255,001)
Add-Back (Deduct):
Depreciation	10,022	9,621	10,248	11,205	11,370
(Gains) Losses on the sale of real estate	(18,803)	(7,430)	(17,281)	—	—
FFO	$(6,950)	$(4,341)	$11,923	$4,108	$(243,631)
FFO per share	$(0.08)	$(0.05)	$0.15	$0.05	$(2.97)
Weighted average shares	90,642,318	87,110,958	82,150,475	82,081,024	81,970,075

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$1,831	$(6,532)	$18,956	$(7,097)	$(255,001)
Add-Back (Deduct):
Depreciation and amortization expense	22,583	15,254	17,007	19,024	18,065
Change in fair value of financial instruments	1,828	(620)	(8,356)	(4,490)	39,319
(Gains) losses on assets	(7,803)	(1,030)	(4,196)	825	20
TSRE financing extinguishment and employee separation expenses	—	27,508	—	—	—
Gains (losses) on IRT merger with TSRE	(592)	(64,012)	—	—	—
(Gains) losses on deconsolidation of VIEs	—	—	—	—	215,804
Taberna VIII and Taberna IX securitizations, net effect	—	—	—	—	(5,868)
Straight-line rental adjustments	148	(78)	23	2	1,440
Equity based compensation	913	1,158	1,046	1,348	630
Acquisition and integration expenses	1,684	12,901	985	957	950
Origination fees and other deferred items	10,768	10,198	7,268	7,426	5,554
Provision for losses	2,450	1,850	2,000	2,000	2,000
Asset impairment	929	7,250	—	—	—
Noncontrolling interest effect of certain adjustments	(9,055)	19,939	(4,421)	(4,713)	(1,951)
CAD	$25,684	$23,786	$30,312	$15,282	$20,962
CAD per share	$0.28	$0.27	$0.37	$0.19	$0.26
CAD per share, without real estate gains	0.19	0.20	0.21	0.18	0.26
Weighted average shares	90,642,318	87,110,958	82,150,475	82,081,024	81,970,075

STATEMENT OF OPERATIONS, FFO and CAD

CONSOLIDATING – FOR THE YEAR ENDED DECEMBER 31, 2015

($'s in 000's, except per share amounts)	For the Twelve-Month Period Ended December 31, 2015
	RAIT	IRT	Corporate / Eliminations	Consolidated
Revenue:
Net interest margin
Investment interest income	$99,397	$-	$(965)	$98,432
Investment interest expense	(29,250)	-	-	(29,250)
Net interest margin	70,147	-	(965)	69,182
Property income	124,155	109,576	-	233,731
Fee and other income	41,874	-	(20,805)	21,069
Total revenue	236,176	109,576	(21,770)	323,982

Expenses:
Interest expense	61,750	23,553	(965)	84,338
Real estate operating expenses	62,721	49,955	(3,675)	109,001
Compensation expenses	39,251	495	(11,517)	28,229
General and administrative expenses	19,097	7,295	(5,613)	20,779
Acquisition and integration expenses	2,972	13,555	-	16,527
Provision for loan losses	8,300	-	-	8,300
Depreciation and amortization expense	45,774	28,094	-	73,868
Total expenses	239,865	122,947	(21,770)	341,042

Operating Income	(3,689)	(13,371)	-	(17,060)
Other income (expense)	4,206	19	(5,234)	(1,009)
Gains (loss) on assets	37,393	6,412	-	43,805
Asset impairment	(8,179)	-	-	(8,179)
TSRE financing extinguishment and employee separation		(27,508)		(27,508)
Gain (loss) on IRT merger with TSRE	-	64,604		64,604
Gain (loss) on debt extinguishment	-	-	-	-
Change in fair value of financial instruments	11,638	-	-	11,638
Income (loss) before taxes	41,369	30,156	(5,234)	66,291
Income tax benefit (provision)	(2,798)	-	-	(2,798)
Net income (loss)	38,571	30,156	(5,234)	63,493
Income allocated to preferred shares	(32,830)	-	-	(32,830)
(Income) loss allocated to noncontrolling interests	2,233	(1,914)	(23,824)	(23,505)
Net income (loss) available to common shares	$7,974	$28,242	$(29,058)	$7,158

EPS - BASIC	$0.09	$0.33	$(0.34)	$0.08
EPS - DILUTED	$0.09	$0.33	$(0.34)	$0.08
Weighted-average shares outstanding - Basic	85,524,073	85,524,073	85,524,073	85,524,073
Weighted-average shares outstanding - Diluted	86,457,871	86,457,871	86,457,871	86,457,871

Funds From Operations (FFO):
Net Income (loss) available to common shares	$7,974	$28,242	$(29,058)	$7,158
Add-Back (Deduct):
Depreciation	36,951	20,888	(16,743)	41,096
(Gains) Losses on the sale of real estate	(37,102)	(6,412)	-	(43,514)
FFO	$7,823	$42,718	$(45,801)	$4,740
FFO per share--basic	$0.09	$0.50	$(0.54)	$0.06
Weighted-average shares outstanding	85,524,073	85,524,073	85,524,073	85,524,073

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$7,974	$28,242	$(29,058)	$7,158
Add-Back (Deduct):
Depreciation and amortization expense	45,774	28,094	-	73,868
Change in fair value of financial instruments	(11,638)	-	-	(11,638)
(Gains) losses on assets	(9,590)	(2,614)	-	(12,204)
TSRE financing extinguishment and employee separation	-	27,508	-	27,508
(Gains) loss on IRT merger with TSRE	-	(64,604)	-	(64,604)
Straight-line rental adjustments	95	-	-	95
Equity based compensation	3,971	495	-	4,466
Acquisition and integration expenses	2,972	13,555		16,527
Origination fees and other deferred items	35,402	258	-	35,660
Provision for losses	8,300	-	-	8,300
Asset impairment	8,179	-	-	8,179
Noncontrolling interest effect of certain adjustments	3,788	-	(2,039)	1,749
CAD	$95,227	$30,934	$(31,097)	$95,064
CAD per share	$1.11	$0.36	$(0.36)	$1.11

FEE AND OTHER INCOME

TRAILING 5 QUARTERS AND YEARS ENDED DECEMBER 31, 2015 AND 2014

($'s in 000's)	Three Months Ended					Year Ended December 31
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	2015	2014

CMBS Gain on sale	$1,135	$434	$3,681	$1,996	$2,986	$7,246	$9,526
Property management & leasing fees	3,513	2,287	2,636	3,436	1,803	11,872	11,630
Property reimbursement income	274	277	224	199	280	974	1,404
Collateral management fees	-	-	-	-	48	-	991
Other income	82	58	874	(37)	50	977	729

Fee and other income, as reported	5,004	3,056	7,415	5,594	5,167	21,069	24,280
Add: Items eliminated in consolidation:
IRT Property management fees (a)	1,294	861	764	755	556	3,674	1,759
IRT advisory fees (a)	1,882	1,259	1,260	1,212	644	5,613	1,736
Total fee and other income	$8,180	$5,176	$9,439	$7,561	$6,367	$30,356	$27,775

(a)

Represent fees paid by IRT to RAIT affiliates for services rendered.  Fees are eliminated in the consolidation of IRT.  As of December 31, 2015, RAIT owns 15.5% of the outstanding common shares of IRT.  Excludes property management fees from RAIT owned properties.

ADJUSTED EBITDA AND COVERAGE RATIOS

($'s in 000's)	Three Months Ended					Year Ended December 31
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	2015	2014

ADJUSTED EBITDA:
Net income	$11,960	$24,826	$26,441	$266	$(247,080)	$63,493	$(289,975)
Add (deduct):
Investment interest expense	6,733	8,021	7,582	6,914	7,968	29,250	30,310
Interest expense	25,408	19,574	19,673	19,683	16,635	84,338	55,391
Acquisition and integration expenses	1,684	12,901	985	957	950	16,527	2,358
Depreciation and amortization	22,583	15,254	17,007	19,024	18,065	73,868	56,784
(Gains) Losses on assets	(19,094)	(7,430)	(17,281)	-	20	(43,805)	5,370
Asset impairment	929	7,250	-	-	-	8,179	-
TSRE financing extinguishment and employee separation expenses	-	27,508	-	-	-	27,508	-
(Gain) on IRT merger with TSRE	(592)	(64,012)	-	-	-	(64,604)	-
Loss on deconsolidation of VIEs	-	-	-	-	215,804	-	215,804
Net gain from collateral management sale	-	-	-	-	(4,549)	-	(4,549)
(Gain) on debt extinguishment	-	-	-	-	-	-	(2,421)
Change in fair value of financial instruments	1,828	(620)	(8,356)	(4,490)	39,319	(11,638)	98,752
Income tax (benefit) provision	1,478	23	715	582	307	2,798	(2,147)

Adjusted EBITDA	$52,917	$43,295	$46,766	$42,936	$47,439	$185,914	$165,677

INTEREST COST:
Investment interest expense	$6,733		$8,021		$7,582		$6,914		$7,968		$29,250		$30,310
Interest expense	25,408		19,574		19,673		19,683		16,635		84,338		55,391
Total Interest Expense	32,141		27,595		27,255		26,597		24,603		113,588		85,701
Less: Amortization of deferred financing costs and debt discounts	(4,840)		(3,645)		(5,159)		(4,299)		(3,058)		(17,943)		(10,786)
Interest Cost	$27,301		$23,950		$22,096		$22,298		$21,545		$95,645		$74,915

PREFERRED COST:
Net income allocated to preferred shares	$8,447		$8,303		$8,221		$7,859		$8,365		$32,830		$28,993
Less: preferred share discount amortization	(1,608)		(1,725)		(1,642)		(1,563)		(2,061)		(6,538)		(5,452)
Preferred cost	$6,839		$6,578		$6,579		$6,296		$6,304		$26,292		$23,541

INTEREST COVERAGE:	1.94	x	1.81	x	2.12	x	1.93	x	2.20	x	1.94	x	2.21	x
INTEREST + PREFERRED COVERAGE:	1.55	x	1.42	x	1.63	x	1.50	x	1.70	x	1.52	x	1.68	x

LOAN PORTFOLIO DATA

Loan Portfolio Data, as of December 31, 2015
($'s in 000's)
Loan Type	Unpaid Principal Balance	Weighted Average Coupon	Remaining Life, Years (weighted average)	# of Loans
Bridge loans	$1,378,089	5.6%	3.0	118
Conduit loans	49,239	4.8%	9.0	6
Mezzanine loans	169,556	10.0%	3.0	57
Preferred equity investments	30,237	6.9%	6.0	7

Total	1,627,121	6.1%	3.2	188
Unamortized discounts, fees and costs	(3,537)
Aggregate carrying amount	$1,623,583

Loan Portfolio Data Trends
($'s on 000's)
	For the Three Months Ended					For the Year Ended Dccember 31
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	2015	2014
Bridge First Mortgage loans:
Origination volume	$249,937	$172,478	$95,325	$90,100	$114,500	$607,840	$504,962
# of loans originated	16	17	10	9	12	52	48
Unpaid principal balance (period end)	$1,378,089	$1,305,086	$1,168,106	$1,128,392	$1,054,365	$1,378,089	$1,054,365
Weighted average coupon (period end)	5.6%	5.4%	5.7%	6.1%	6.3%	5.6%	6.3%

Conduit First Mortgage loans (for sale):
Origination volume	$71,900	$65,196	$118,288	$128,670	$139,935	$384,054	$459,245
# of loans originated	12	8	14	8	17	42	53
Loans sold to securitization	$85,430	$116,251	$130,401	$92,897	$170,679	$424,979	$409,667
Securitization profits	1,135	434	3,681	1,996	2,986	7,246	9,526
Securitization profit %	1.3%	0.4%	2.8%	2.1%	1.7%	1.7%	2.3%
Unpaid principal balance (period end)	$49,239	$62,986	$114,048	$129,550	$93,925	$49,239	$93,925
Weighted average coupon (period end)	4.8%	4.8%	4.3%	4.3%	4.6%	4.8%	4.6%

Mezzanine and Preferred Equity Investments:
Origination volume	$—	$—	$5,000	$—	$900	$5,000	$19,550
Unpaid principal balance (period end)	199,793	236,608	242,005	261,027	260,964	$199,793	$260,964
Weighted average coupon (period end)	9.5%	9.1%	9.4%	9.4%	9.4%	9.5%	9.4%

Non-accrual loans:
Bridge loans	$15,645	$15,645	$—	$—	$—	$15,645	$—
Mezzanine and preferred equity	20,292	24,851	24,851	24,851	25,281	20,292	25,281
Total non-accrual loans	$35,937	$40,496	$24,851	$24,851	$25,281	$35,937	$25,281

Credit status:
Satisfactory	$1,494,884	$1,538,388	$1,433,092	$1,438,279	$1,328,134	$1,494,884	$1,328,134
Watchlist -- expecting full recovery	77,800	18,296	47,716	55,839	67,839	77,800	67,839
Watchlist -- with reserves (Impaired Loans)	54,437	47,996	43,351	24,851	13,281	54,437	13,281
Total	$1,627,121	$1,604,680	$1,524,159	$1,518,969	$1,409,254	$1,627,121	$1,409,254

Loan loss reserves:
Beginning balance	$14,647	$12,797	$10,797	$9,218	$15,662	$9,218	$22,955
Provision	2,450	1,850	2,000	2,000	2,000	8,300	5,500
Charge-offs, net of recoveries	-	—	—	(421)	(8,444)	(421)	(19,237)
Ending balance	$17,097	$14,647	$12,797	$10,797	$9,218	$17,097	$9,218

Statistics as a % of Total Loans (period end):
Non-accrual loans	2.2%	2.5%	1.6%	1.6%	1.8%	2.2%	1.8%
Watchlist -- expecting full recovery	4.8%	1.1%	3.1%	3.7%	4.8%	4.8%	4.8%
Watchlist -- with reserves (Impaired Loans)	3.3%	3.0%	2.8%	1.6%	0.9%	3.3%	0.9%
Loan loss reserves	1.1%	0.9%	0.8%	0.7%	0.7%	1.1%	0.7%

REAL ESTATE PORTFOLIO DATA

Real Estate Portfolio Summary, as of December 31, 2015
($'s in 000's)
Property Type	Gross Cost	# of Properties	Units / Square Feet / Acres	Weighted Average Occupancy	Weighted Average Rental Rate
RAIT:
Multifamily	$470,689	22	5,311	92.8%	$841	per unit, per month
Office	333,362	14	2,264,264	78.5%	$19.90	per square foot, per year
Retail	122,347	5	1,378,171	68.6%	$15.23	per square foot, per year
Industrial	94,936	10	1,615,473	82.0%	$3.71	per square foot, per year
Redevelopment	73,847	2	1,206,514
Land	50,449	8	14.2
Total RAIT Owned	1,145,630	61
Independence Realty Trust (IRT) Multifamily	1,372,015	49	13,724	93.0%	$951	per unit, per month

Total	2,517,645	110
Accumulated depreciation	(198,326)
Carrying Amount	$2,319,319

Real Estate Same Store Property Trends	For the Three Months Ended					For the Year Ended Dccember 31
($'s in 000's)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	2015	2014
RAIT Multifamily Portfolio:
# of Properties	22	22	22	22	22	21	21
# of Units	5,311	5,311	5,311	5,311	5,311	4,941	4,941
Property income	$13,016	$13,056	$12,813	$12,520	$12,307	$46,378	$43,787
Operating expenses	6,390	6,393	6,410	6,370	6,350	23,135	22,732
Net operating income	6,626	6,663	6,403	6,150	5,957	23,242	21,055
NOI margin	50.9%	51.0%	50.0%	49.1%	48.4%	50.1%	48.1%
Occupancy	92.8%	93.7%	93.7%	93.2%	92.5%	93.5%	92.5%
Effective monthly rental rate, per unit	$833	$824	$809	$797	$791	$789	$759

RAIT Office Portfolio:
# of Properties	15	15	15	15	15	12	12
Square feet	2,264,264	2,263,429	2,263,429	2,263,429	2,263,429	1,988,361	1,988,361
Property income	$8,880	$9,305	$8,965	$8,608	$8,443	$30,891	$28,550
Operating expenses	4,106	4,003	3,862	3,992	3,770	13,987	13,955
Net operating income	4,774	5,302	5,103	4,616	4,673	16,904	14,595
NOI margin	53.8%	57.0%	56.9%	53.6%	55.3%	55%	51%
Occupancy	78.3%	78.0%	76.8%	75.0%	75.3%	77.6%	75.2%
Effective annual rental rate, per square foot	$19.34	$19.62	$19.75	$19.46	$19.29	$18.94	$18.69

RAIT Retail Portfolio:

# of Properties	5	5	5	5	5	3	3
Square feet	1,378,171	1,378,171	1,378,171	1,378,171	1,356,487	986,427	986,427
Property income	$3,580	$3,469	$4,118	$3,313	$3,444	$8,357	$7,999
Operating expenses	1,987	2,124	2,806	1,490	2,010	6,699	6,654
Net operating income	1,593	1,344	1,312	1,823	1,434	1,658	1,345
NOI margin	44.5%	38.8%	31.9%	55.0%	41.6%	19.8%	16.8%
Occupancy	68.6%	69.0%	69.6%	70.6%	70.8%	58.2%	60.7%
Effective annual rental rate, per square foot	$15.23	$14.71	$15.98	$14.03	$14.34	$14.63	$13.73

RAIT Industrial Portfolio:
No same store properties	—	—	—	—	—	—	—

Independence Realty Trust Multifamily Portfolio:
# of Properties	21	21	21	21	21	9	9
# of Units	6,150	6,150	6,150	6,150	6,150	2,470	2,470
Property income	$14,886	$14,859	$14,681	$14,351	$14,150	$23,880	$22,560
Operating expenses	7,143	7,369	7,050	6,808	6,855	11,972	11,478
Net operating income	7,743	7,490	7,631	7,543	7,295	11,908	11,082
Occupancy	92.9%	93.5%	93.2%	93.0%	92.5%	94.0%	94.1%
Effective monthly rental rate, per unit	$823	$814	$808	$794	$790	$809	$767

Total Same Store Revenue	$40,362	$40,689	$40,577	$38,792	$38,345	$109,506	$102,896
Total Same Store Operating expenses	19,626	19,890	20,128	18,660	18,986	55,794	54,820
Total Same Store Net operating income (a)	$20,736	$20,799	$20,449	$20,132	$19,359	$53,712	$48,077
NOI Increase (qtr to qtr / year to year)	7.1%					11.7%

(a)	See definition and reconciliation to net income in the definitions section.

REAL ESTATE PROPERTIES, CHANGES IN THE PORTFOLIO – Q4 2015:

($'s in 000's)	City & State	Square Feet / Units	Month Acquired / Sold	Transaction	Value
ADDITIONS:
Industrial Portfolio:
Adams Aircraft	Englewood, CO	48,490	Oct 2015	Loan conversion	$4,472
South Midco	Wichita, KS	73,740	Oct 2015	Loan conversion	4,404
East Glendale	Sparks, NV	31,976	Oct 2015	Loan conversion	1,788
Perry Avenue	Attleboro, MA	456,000	Oct 2015	Loan conversion	30,656
Interstate Drive	West Springfield, MA	143,025	Oct 2015	Loan conversion	5,862
Hunt Valley Circle	New Kensington, PA	198,000	Oct 2015	Loan conversion	10,611
Kirby Circle	Palm Bay, FL	231,313	Oct 2015	Loan conversion	19,648
Rex Boulevard	Auburn Hills, MI	151,200	Oct 2015	Loan conversion	7,868
Square Drive	Marysville, OH	130,044	Oct 2015	Loan conversion	4,931
Fondorf Drive	Columbus, OH	151,685	Oct 2015	Loan conversion	5,960
Total Industrial		1,615,473			96,200

Office Portfolio:
Erieview Tower and Parking	Cleveland, OH	769,795	Dec 2015	Loan conversion	63,014

Total Additions					$159,214

SALES:
Multifamily:
Vista Lago Apartments	Miami, FL	135	Dec 2015	Sale	$17,675
Balcones Apartments	Austin, TX	312	Dec 2015	Sale	30,000
Centrepointe Apartments (IRT)	Tucson, AZ	320	Dec 2015	Sale	33,600

Total Multifamily		767			$81,275

Office:
Long Beach Promenade	Long Beach, CA	27,173	Dec 2015	Sale	$5,200
Atria East	Garden City, NY	208,201	Nov 2015	Sale	200	(a)

Total Office		235,374			$5,400

Total Sales:					$86,675

(a)	Atria East was impaired at September 30, 2015. RAIT sold the asset to the senior lender for nominal consideration.

REAL ESTATE PROPERTIES, AS OF DECEMBER 31, 2015

($'s in 000's)						INVESTMENTS IN REAL ESTATE
Property Name	Location	Units/ Square Feet/ Acres	Year of Acquisition	Description	Status	Initial Cost	Capex -- Life to Date	Gross Cost	Accumulated Depreciation	Net Book Value	Occupancy (Period End)	Rental Rate (a)
RAIT MULTIFAMILY PORTFOLIO:
Mandalay Bay	Austin, TX	300	2008	Multi-Family	Hold	$27,310	$760	$28,070	$(6,122)	$21,948	95.1%	$992
Oyster Point	Newport News, VA	278	2008	Multi-Family	Hold	19,835	907	20,742	(4,544)	16,198	89.7%	669
Tuscany Bay	Orlando, FL	396	2008	Multi-Family	Hold	35,620	1,465	37,085	(8,098)	28,987	94.5%	788
Tierra Bella	Las Vegas, NV	98	2009	Multi-Family	Hold	10,921	153	11,074	(2,046)	9,028	91.6%	898
Regency Meadows	Las Vegas, NV	120	2009	Multi-Family	Hold	9,374	440	9,814	(1,919)	7,895	92.4%	602
Ashford Place	Tampa, FL	369	2009	Multi-Family	Hold	21,365	4,668	26,033	(5,631)	20,402	88.7%	817
Desert Wind	Phoenix, AZ	216	2009	Multi-Family	Marketing for Sale	12,600	530	13,130	(2,419)	10,711	92.3%	519
Eagle Ridge	Colton, CA	144	2009	Multi-Family	Hold	15,990	650	16,640	(3,162)	13,478	96.9%	948
Emerald Bay	Las Vegas, NV	337	2009	Multi-Family	Hold	32,500	1,149	33,649	(6,215)	27,434	94.4%	977
Grand Terrace	Colton, CA	208	2009	Multi-Family	Hold	23,096	740	23,836	(4,398)	19,438	91.2%	654
Las Vistas	Phoenix, AZ	200	2009	Multi-Family	Marketing for Sale	12,200	824	13,024	(2,477)	10,547	91.5%	559
Penny Lane	Mesa, AZ	136	2009	Multi-Family	Marketing for Sale	7,700	570	8,270	(1,610)	6,660	92.9%	712
Sandal Ridge	Mesa, AZ	196	2009	Multi-Family	Marketing for Sale	9,900	948	10,848	(2,164)	8,684	93.9%	577
Ventura	Gainesville, FL	208	2010	Multi-Family	Marketing for Sale	9,563	742	10,305	(1,904)	8,401	93.5%	546
Lexington	Jackson, MS	220	2010	Multi-Family	Hold	15,840	797	16,637	(2,793)	13,844	95.6%	858
Trails at Northpointe	Jackson, MS	144	2010	Multi-Family	Hold	6,768	890	7,658	(1,439)	6,219	91.4%	676
Silversmith	Jacksonville, FL	140	2010	Multi-Family	Hold	5,239	795	6,034	(1,268)	4,766	90.5%	673
Ellington Apartments	Miami Gardens, FL	343	2011	Multi-Family	Hold	27,306	3,784	31,090	(3,994)	27,096	95.0%	1,059
Augusta Apartments	Las Vegas, NV	272	2011	Multi-Family	Hold	30,900	529	31,429	(3,908)	27,521	94.9%	893
South Terrace	Durham, NC	328	2013	Multi-Family	Hold	36,644	1,062	37,706	(2,884)	34,822	94.0%	978
River Park West	Houston, TX	288	2013	Multi-Family	Hold	29,572	263	29,835	(1,966)	27,869	93.5%	1,113
Coles Crossing	Cypress, TX	370	2014	Multi-Family	Hold	47,235	545	47,780	(2,588)	45,192	88.6%	1,169

Subtotal -- Multifamily		5,311				$447,478	$23,211	$470,689	$(73,549)	$397,140	92.8%	$841

RAIT OFFICE PORTFOLIO:
Reuss	Milwaukee, WI	578,104	2004	Office	Hold	$42,861	$20,312	$63,173	$(21,232)	$41,941	58.0%	$18.48
McDowell	Scottsdale, AZ	255,573	2007	Office	Hold	65,389	8,415	73,804	(15,801)	58,003	96.4%	23.02
Executive Center	Milwaukee, WI	102,017	2009	Office	Hold	7,855	3,816	11,671	(2,560)	9,111	97.1%	18.37
Mineral Business Center	Denver, CO	117,461	2009	Office	Marketing for Sale	8,959	793	9,752	(1,837)	7,915	58.2%	21.45
1501 Yamato Road	Boca Raton, FL	171,489	2009	Office	Hold	41,000	5,503	46,503	(8,780)	37,723	100.0%	19.84
Executive Mews - Willow Grove	Willow Grove, PA	86,554	2010	Office	Hold	11,400	1,159	12,559	(2,210)	10,349	76.9%	23.15
Executive Mews - Cherry Hill	Cherry Hill, NJ	112,146	2010	Office	Hold	9,900	2,299	12,199	(2,599)	9,600	93.3%	19.06
Tiffany Square	Colorado Springs, CO	184,219	2010	Office	Hold	12,996	2,994	15,990	(2,835)	13,155	74.6%	15.41
Four Resource Square	Charlotte, NC	151,916	2011	Office	Hold	20,300	836	21,136	(2,941)	18,195	94.0%	16.30
UBS Tower	St. Paul, MN	228,882	2012	Office	Hold	11,586	7,740	19,326	(3,483)	15,843	86.1%	17.70
Rutherford	Woodlawn, MD	86,641	2014	Office	Hold	9,942	1,451	11,393	(1,103)	10,290	77.8%	20.02
Union Medical	Colorado Springs, CO	151,299	2014	Office	Hold	25,881	2,904	28,785	(1,850)	26,935	76.3%	26.76
100 East Lancaster Avenue	Downingtown, PA	37,963	2014	Office	Hold	6,859	212	7,071	(243)	6,828	66.8%	37.17

Subtotal -- Office		2,264,264				$274,928	$58,434	$333,362	$(67,474)	$265,888	78.5%	$19.90

RAIT INDUSTRIAL PORTFOLIO:
Adams Aircraft	Englewood, CO	48,490	2015	Industrial	Hold	$4,472	$—	$4,472	$(27)	$4,445	0.0%	$—
South Midco	Witchita, KS	73,740	2015	Industrial	Hold	4,129	5	4,134	(29)	4,105	100.0%	6.37
East Glendale	Sparks, NV	31,976	2015	Industrial	Hold	1,467	3	1,470	(7)	1,463	100.0%	4.50
Perry Avenue	Attleboro, MA	456,000	2015	Industrial	Hold	30,774	24	30,798	(38)	30,760	100.0%	4.47
Interstate Drive	West Springfield, MA	143,025	2015	Industrial	Hold	5,273	10	5,283	(51)	5,232	100.0%	4.29
Hunt Valley Circle	New Kensington, PA	198,000	2015	Industrial	Hold	10,329	5	10,334	(41)	10,293	100.0%	4.73
Kirby Circle	Palm Bay, FL	231,313	2015	Industrial	Hold	19,649	—	19,649	(45)	19,604	0.0%	-
Rex Boulevard	Auburn Hills, MI	151,200	2015	Industrial	Hold	7,703	211	7,914	(68)	7,846	100.0%	5.09
Square Drive	Marysville, OH	130,044	2015	Industrial	Hold	4,886	37	4,923	(23)	4,900	100.0%	3.96
Fondorf Drive	Columbus, OH	151,685	2015	Industrial	Hold	5,924	35	5,959	(30)	5,929	93.1%	3.40

Subtotal -- Industrial		1,615,473				$94,606	$330	$94,936	$(359)	$94,577	82.0%	$3.71

RAIT RETAIL PORTFOLIO:
Sharpstown Mall	Houston, TX	637,646	2009	Retail	Hold	$33,685	$9,172	$42,857	$(8,748)	$34,109	44.8%	$16.84
South Plaza	Nashville, TN	284,697	2011	Retail	Hold	22,400	933	23,333	(2,940)	20,393	82.7%	9.39
May’s Crossing	Round Rock, TX	64,084	2012	Retail	Hold	8,177	248	8,425	(924)	7,501	63.1%	11.44
Oakland Square	Troy, MI	220,226	2014	Retail	Hold	21,867	477	22,344	(797)	21,547	100.0%	13.35
Oakland Plaza	Troy, MI	171,518	2014	Retail	Hold	24,734	654	25,388	(914)	24,474	95.6%	22.78

Subtotal -- Retail		1,378,171				$110,863	$11,484	$122,347	$(14,323)	$108,024	68.6%	$15.23

RAIT REDEVELOPMENT PORTFOLIO:
Inlet Square Mall	Myrtle Beach, SC	436,719	2009	Retail	Redevelopment	$2,500	$9,484	$11,984	$(2,983)	$9,001	48.0%
Erieview Tower	Cleveland, OH	769,795	2015	Office	Redevelopment	61,863	—	61,863	—	61,863	47.1%

Subtotal -- Retail		1,206,514				$64,363	$9,484	$73,847	$(2,983)	$70,864	47.4%

RAIT LAND PORTFOLIO:
Willow Grove	Willow Grove, PA	0.5	2001	Land	Hold	$307	$—	$307	$—	$307
Cherry Hill	Cherry Hill, NJ	0.5	2001	Land	Hold	307	—	307	—	307
Corey Landings	St. Pete Beach, FL	5.3	2009	Land	Hold	21,595	5,024	26,619	—	26,619
Treasure Island Resort	Daytona Beach, FL	2.5	2011	Land	Hold	6,230	1,334	7,564	—	7,564
Sunny Shores Resort	Daytona Beach, FL	1.0	2011	Land	Hold	3,379	43	3,422	—	3,422
MGS Gift Shop	Daytona Beach, FL	1.0	2011	Land	Hold	409	16	425	—	425
Saxony Inn	Daytona Beach, FL	0.5	2011	Land	Marketing for sale	1,465	5	1,470	—	1,470
Beachcomber Beach Resort	Daytona Beach, FL	2.9	2011	Land	Hold	10,300	35	10,335	—	10,335

Subtotal -- Land		14.2				$43,992	$6,457	$50,449	$—	$50,449

TOTAL RAIT						$1,036,230	$109,400	$1,145,630	$(158,688)	$986,942

INDEPENDENCE REALTY TRUST PORTFOLIO (b)		13,724	Various	Multifamily	Various	$1,359,038	$12,977	$1,372,015	$(39,638)	$1,332,373	93.0%	$951

CONSOLIDATED REAL ESTATE PORTFOLIO						$2,395,268	$122,377	$2,517,645	$(198,326)	$2,319,315

(a)	Multifamily rental rate data is per unit, per month. Office, Industrial and Retail are per square foot, per year.
(b)	RAIT consolidates Independence Realty Trust (IRT) as of December 31, 2015. Please refer to IRT's separate earnings release and supplemental package at www.irtreit.com for 2015.

DEBT OVERVIEW

As of December 31, 2015

($'S in 000's)	Unpaid Principal	Carrying Amount	Rate		Weighted Average Maturity (in years)
RAIT DEBT:
Recourse debt
7% convertible senior notes	$30,048	$29,887	7.0%		0.3	(a)
4% convertible senior notes	141,750	137,084	4.0%		2.8	(b)
7.625% senior notes	60,000	60,000	7.6%		8.3
7.125% senior notes	71,905	71,905	7.1%		3.7
Senior secured notes	70,000	63,150	7.0%		2.3
Lending warehouse facilities
Conduit loans	36,922	36,922	2.9%		0.8
Floating rate loans	60,145	60,145	2.0%		1.4
Total	97,067	97,067	2.3%		1.2
Junior subordinated notes, at fair value	18,671	10,504	4.3%		19.3
Junior subordinated notes, at amortized cost	25,100	25,100	2.7%		21.3
Total Recourse Debt	514,541	494,697	5.1%		4.5
Non-Recourse debt
Securitization notes payable:
CRE CDO I	554,205	546,935	0.8%		30.9
CRE CDO II	396,776	393,153	1.0%		29.5
FL2	129,544	129,402	1.8%		15.4
FL3	146,192	146,192	2.0%		16.0
FL4	177,894	177,894	2.0%		16.0
FL5	263,625	263,625	3.4%		16.0
Total securitization notes payable	1,668,236	1,657,201	1.6%		24.1
Loans payable on real estate	269,790	269,790	5.6%		3.2
Total Non-recourse debt	1,938,026	1,926,991	2.1%		21.2

Total RAIT Debt	2,452,567	2,421,688	2.7%		17.7

Independence Realty Trust Debt
KeyBank Credit Facility	271,500	271,500	2.9%		2.7
KeyBank Interim Term Loan	120,000	120,000	5.4%		0.7
Mortgages	545,956	546,262	4.0%	#	6.9
Total IRT Debt	937,456	937,762	3.9%		4.9

Total Debt	$3,390,023	$3,359,450	3.1%		14.2

(a)	Includes the Put option in April 2016 on the 7% convertible notes with an unpaid principal balance of $30,048 at December 31, 2015.
(b)	Includes the Put option in October 2018 on the 4% convertible notes with an unpaid principal balance of $141,750 at December 31, 2015.

DEFINITIONS

Adjusted EBITDA

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, is a non-GAAP financial measure.  We calculate Adjusted EBITDA as Net Income, before the effects of investment interest expense, interest expense, acquisition and integration expenses, depreciation and amortization, (gains) losses on assets, asset impairments, TSRE financing extinguishment and employee separation expenses, (gain) on IRT merger with TSRE, loss on deconsolidation of VIEs, net gain on collateral management sale, gain on debt extinguishments, change in fair value of financial instruments and income tax (benefit) provision.  We believe Adjusted EBITDA provides useful information to investors to ascertain our interest coverage and interest plus preferred dividends coverage ratios.

Assets Under Management

Assets under management, or AUM, is an operating measure representing the total assets that we own or are managing for third parties. While not all AUM generates fee income, it is an important operating measure to gauge our asset growth, volume of originations, size and scale of our operations and our performance. AUM includes our total investment portfolio, assets associated with unconsolidated securitizations for which we derive asset management fees and real estate properties we manage on behalf of third parties.

Cash Available for Distribution

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized non-cash gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). Furthermore, CAD removes the effect of our previous consolidation of the legacy securitizations, T8 and T9, which we deconsolidated as part of our exit of the Taberna business in December 2014.

We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized non-cash gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items.

CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in Part I, Item 1. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Funds from Operations

We believe that funds from operations, or FFO, which is a non-GAAP measure, is an additional appropriate measure of the operating performance of a REIT. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Our management utilizes FFO as a measure of our operating performance. FFO is not an equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

Interest Coverage

Interest coverage is computed as Adjusted EBITDA divided by interest costs (excluding amortization of deferred financing costs and debt discounts)

Interest + Preferred Coverage

Interest + Preferred coverage is computed as Adjusted EBITDA divided by the sum of interest costs (excluding amortization of deferred financing costs and debt discounts) and preferred costs (excluding amortization of preferred share discounts).

Net Operating Income

Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of the operating performance of its real estate portfolio. NOI is defined as total property revenue less total property operating expenses, excluding depreciation and amortization and interest expense. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our real estate portfolio performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental rates and property operating expenses.

Same Store Properties and Same Store Portfolio

Same Store is defined as properties which were owned and operational for the entire periods presented, including each comparative period.  Properties included in the redevelopment portfolio are not part of the same store properties.  A reconciliation of our same store net operating income to net income is as follows for each of the periods presented below:

($'s in 000's)	For the Three Months Ended					For the Year Ended December 31
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	2015	2014
Same store property net operating income	$20,736	$20,799	$20,449	$20,132	$19,359	$53,712	$48,077
Non same store property net operating income	17,252	8,828	8,669	7,865	3,789	71,018	32,620
Net interest margin	19,876	16,447	16,525	16,334	22,569	69,182	103,109
Fee and other income	5,004	3,056	7,415	5,594	5,167	21,069	24,280
Interest expense	(25,408)	(19,574)	(19,673)	(19,683)	(16,635)	(84,338)	(55,391)
Compensation expenses	(8,416)	(7,137)	(6,568)	(6,108)	(5,050)	(28,229)	(28,168)
General and administrative expenses	(5,825)	(4,489)	(5,065)	(5,400)	(4,414)	(20,779)	(17,653)
Acquisition and integration expenses	(1,684)	(12,901)	(985)	(957)	(950)	(16,527)	(2,358)
Provision for loan losses	(2,450)	(1,850)	(2,000)	(2,000)	(2,000)	(8,300)	(5,500)
Depreciation and amortization expense	(22,583)	(15,254)	(17,007)	(19,024)	(18,065)	(73,868)	(56,784)
Other income (expense)	7	(380)	(241)	(395)	51	(1,009)	(21,398)
Gains (loss) on assets	19,094	7,430	17,281	-	(20)	43,805	(5,370)
Asset impairment	(929)	(7,250)	-	-	-	(8,179)	-
TSRE financing extinguishment and employee separation expenses	-	(27,508)	-	-	-	(27,508)	-
Gains (losses) on IRT merger with TSRE	592	64,012	-	-	-	64,604	-
Gains (loss) on deconsolidation of VIEs	-	-	-	-	(215,804)	-	(215,804)
Gain (loss) on sale of collateral management contracts	-	-	-	-	4,549	-	4,549
Gain (loss) on debt extinguishment	-	-	-	-	-	-	2,421
Change in fair value of financial instruments	(1,828)	620	8,356	4,490	(39,319)	11,638	(98,752)
Income tax benefit (provision)	(1,478)	(23)	(715)	(582)	(307)	(2,798)	2,147
Net Income (Loss)	$11,960	$24,826	$26,441	$266	$(247,080)	$63,493	$(289,975)